UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

GBT TECHNOLOGIES INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2450 Colorado Ave., Suite 100E, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 888-685-7336

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

Item 1.01 Entry Into a Material Definitive Agreement

On August 17, 2023, GBT Tokenize Corp. (‘Tokenize’), which is 50% owned of GBT Technologies, Inc (‘GBT’ or the ‘Company’), which provided its consent, entered into a Representation Agreement (the ‘RA’) with IDL Concepts, LLC (the ‘Agent’) , to represent Tokenize in a potential purchase transaction facilitated by the Agent transferring all of Tokenize’s right, title, and interest in certain Assigned Patent Rights, as defined in the RA, free and clear of any restrictions, liens, claims, and encumbrances, and may include rights to technology and software developed by Tokenize.

Tokenize owns certain provisional patent applications, patent applications, patents, and/or related foreign patents and applications, and wishes potentially to sell all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

Tokenize will pay Agent a commission of 20% of any proceeds of any closed transaction under this RA, including all cash, equity payments and any other form of consideration upon a sale, or any monetization activity under the RA.

The RA carved out certain intellectual properties held by Tokenize that Tokenize is in active negotiation with third parties.

The foregoing description of the terms of the above transactions do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
10.1	Representation Agreement dated August 17, 2023 between GBT Tokenize Corp. and IDL Concepts, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GBT TECHNOLOGIES INC.

		By:	/s/ Mansour Khatib
		Name:	Mansour Khatib
		Title:	Chief Executive Officer
Date:	August 21, 2023